Janus Detroit Street Trust

(the “Trust”)

Janus Henderson U.S. Real Estate ETF

(the “Fund”)

Supplement dated July 2, 2026

to Currently Effective Prospectuses

and Statement of Additional Information

On June 30, 2026, Janus Henderson Group plc (“Janus Henderson”), the parent of the Fund’s investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) completed the previously announced take-private transaction in which Janus Henderson was acquired by, among others, Trian and General Catalyst (the “Transaction”).

The closing of the Transaction was deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the investment advisory agreement between the Fund and Janus Henderson Investors US LLC (the “Adviser”) (“Prior Advisory Agreement”). As a result, the closing of the Transaction caused the Prior Advisory Agreement to terminate automatically in accordance with its terms.

The Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to shareholder approval, a new investment advisory agreement between the Fund and the Adviser in order to permit the Adviser to continue providing advisory services to the Fund following the closing of the Transaction (“Post-Transaction Advisory Agreement”). The Post-Transaction Advisory Agreement has substantially identical terms as the Prior Advisory Agreement. Solicitation for shareholder approval of the Post-Transaction Advisory Agreement with respect to the Fund failed to secure votes sufficient to meet the 1940 Act’s minimum required shareholder vote threshold, and given the Fund’s anticipated liquidation on or about August 11, 2026, it was determined that further solicitation of votes would cease, and the proposal was deemed not to have passed at a July 1, 2026 adjournment of the special shareholder meeting originally called for May 18, 2026.

The Trust, on behalf of the Fund, has entered into an interim advisory agreement (the “Interim Advisory Agreement”) with the Adviser in reliance on Rule 15a-4 under the 1940 Act, pursuant to which the Adviser will continue to serve as investment adviser to the Fund for up to 150 days following the termination of the Prior Advisory Agreement or until liquidation of the Fund, whichever occurs first. The Interim Advisory Agreement has also been approved by the Board of Trustees on behalf of the Fund and became effective upon the closing of the Transaction. The Interim Advisory Agreement has the same terms as the Prior Advisory Agreement, except with respect to the date and term of the agreement and certain other differences as required by Rule 15a-4.

Please retain this Supplement with your records.